UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A



                               Amendment No. 2 to


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2004


                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)






           DELAWARE                    000-33167                 84-0448400
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)




                        17700 CASTLETON STREET, SUITE 589
                       CITY OF INDUSTRY, CALIFORNIA 91748
               (Address of Principal Executive Offices) (Zip Code)






                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)

         This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2004, as amended by Amendment No. 1 to Form 8-K filed on May 18, 2004 (as amended, the "Form 8-K Report"), regarding the merger by and among Kiwa Bio-Tech Products Group Corporation, a Utah corporation formerly known as Tintic Gold Mining Company (the "Registrant"), TTGM Acquisition Corporation, a Utah corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), and Kiwa Bio-Tech Products Group Ltd., a privately-held British Virgin Islands corporation. The Form 8-K Report is hereby amended to insert those items as set forth herein.

      The financial statements included in this Amendment No. 2 to the Form 8-K Report are being filed under Item 7, consistent with the Securities and Exchange Commission rules and regulations as in effect at the time of the filing of the Form 8-K Report. However, under the rules which took effect on August 23, 2004, the corresponding Item number for financial statements is now Item 9.01.

ITEM 7.  - FINANCIAL STATEMENTS AND EXHIBITS.

   (a)   Financial Statements of Business Acquired.

         FINANCIAL STATEMENTS OF KIWA BIO-TECH PRODUCTS GROUP, LTD.

         Report of Grobstein, Horwath & Company LLP, Independent Auditors

         Consolidated Balance Sheets as of December 31, 2003 and 2002

         Consolidated  Statements of Operations  for the Year Ended December 31,
              2003, period from June 5, 2002 (inception) through December 31, 2002, and period from June 5 (inception) through December 31, 2003

         Consolidated Statements of Shareholders' Equity (Deficiency) for the period from June 5, 2002 (inception) through December 31, 2003

         Consolidated  Statements of Cash Flows for the Year Ended  December 31,
              2003, period from June 5, 2002 (inception) through December 31, 2002, and period from June 5 (inception) through December 31, 2003

         Notes to Consolidated Financial Statements

    (b)  PRO FORMA FINANCIAL INFORMATION.

            In March 2004, the Registrant (formerly Tintic Gold Mining Company) issued 30,891,676 shares of common stock in exchange for 100% of the outstanding shares of common stock of Kiwa Bio-Tech Products Group Ltd., a privately-held British Virgin Islands corporation ("KIWA"). The transaction was structured as a "reverse triangular" merger whereby KIWA was merged with and into a newly-formed, wholly-owned subsidiary of the Registrant, with KIWA surviving as a wholly-owned subsidiary of the Registrant. In connection with the transaction, the Registrant changed its name to Kiwa Bio-Tech Products Group Corporation. For accounting purposes this transaction was treated as an acquisition of the Registrant and a recapitalization of KIWA. Accordingly, the Registrant is considered the legal acquirer and KIWA is considered the accounting acquirer. Prior the transaction, the Registrant did not conduct any significant business operations or activities. The Registrant had no revenues and only nominal assets during the two fiscal years ended December 31, 2003. As a result, pro forma financial information reflecting the merger transaction would not include any material adjustments to the financial statements of KIWA included in this report.



    (c)  Exhibits.

         EXHIBIT
         NUMBER                     DESCRIPTION
         -------  --------------------------------------------------------------
         23.1     Consent of Grobstein, Horwath & Company LLP

         32.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Kiwa Bio-Tech Products Group Corporation
                                        Registrant


Date:    October 8, 2004                By:      /S/ WEI LI
                                           -------------------------------------
                                                 Wei Li, Chief Executive Officer

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Kiwa Bio-Tech Products Group Ltd.

We have audited the accompanying consolidated balance sheets of Kiwa Bio-Tech Products Group Ltd. and subsidiary (a development stage company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the year ended December 31, 2003, the period from June 5, 2002 (inception) to December 31, 2002, and the period from June 5, 2002 (inception) through December 31, 2003 (cumulative). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kiwa Bio-Tech Products Group Ltd. and subsidiary (a development stage company) as of December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for the year ended December 31, 2003, the period from June 5, 2002 (inception) to December 31, 2002, and the period from June 5, 2002 (inception) through December 31, 2003 (cumulative), in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has been in the development stage since its inception, has suffered recurring losses from operations, and has a working capital deficit and a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Grobstein, Horwath & Company, LLP

Sherman Oaks, California
March 19, 2004, except for Notes 13 and 16
which are as of April 30, 2004

                        KIWA BIO-TECH PRODUCTS GROUP LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                         2003           2002
                                                     -----------    -----------
Assets

Current Assets
     Cash and cash equivalents ...................   $    48,730    $   522,057
     Restricted cash .............................       300,000           --
     Accounts receivable .........................        45,235           --
     Inventories .................................       135,201          6,295
     Due from related party ......................        30,574           --
     Other current assets ........................       109,811          6,433
                                                     -----------    -----------
Total Current Assets .............................       669,551        534,785
                                                     -----------    -----------

Property, Plant and Equipment - net ..............     1,477,148         63,643

Deposits .........................................          --           25,794
                                                     -----------    -----------
Total Assets .....................................   $ 2,146,699    $   624,222
                                                     ===========    ===========

Liabilities and Stockholders' Equity (Deficiency)

Current Liabilities
     Short-term loans ............................   $   283,930    $      --
     Due to related party ........................          --           26,902
     Convertible note payable to related party ...       100,000           --
     Accounts payable and accrued liabilities ....       737,636         44,862
     Current portion of long-term liabilities ....       133,298          6,996
                                                     -----------    -----------
Total Current Liabilities ........................     1,254,864         78,760
                                                     -----------    -----------

Long-Term Liabilities, less current portion ......     1,102,958        151,346

Stockholders' (Deficit) Equity
     Common stock - par value $0.001 per share,
       50,000,000 shares authorized, 30,891,676
       shares and 12,356,670 shares issued and
       outstanding at December 31, 2003 and 2002,
       respectively ..............................        30,892         12,357
     Additional paid-in capital ..................     1,184,108        452,643
     Deficit accumulated during the development
       stage .....................................    (1,426,123)       (70,884)
                                                     -----------    -----------
Total Stockholders' Equity (Deficiency) ..........      (211,123)       394,116
                                                     -----------    -----------

Total Liabilities and Stockholders' Equity
   (Deficiency) ..................................   $ 2,146,699    $   624,222
                                                     ===========    ===========


See  accompanying   independent  auditors'  report  and  notes  to  consolidated financial statements.

                        KIWA BIO-TECH PRODUCTS GROUP LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                              FOR THE
                                                             FOR THE       PERIOD FROM
                                                           PERIOD FROM     JUNE 5, 2002
                                                           JUNE 5, 2002     (INCEPTION)
                                                           (INCEPTION)        THROUGH
                                            YEAR ENDED       THROUGH        DECEMBER 31,
                                           DECEMBER 31,    DECEMBER 31,        2003
                                               2003            2002        (CUMULATIVE)
                                           ------------    ------------    ------------
Net Sales ..............................   $     40,031    $       --      $     40,031

Cost of Sales ..........................         30,294            --            30,294
                                           ------------    ------------    ------------

Gross Profit ...........................          9,737            --             9,737
                                           ------------    ------------    ------------

Operating Expenses:
   Consulting and professional fees ....        545,787          21,816         567,603
   Directors' compensation .............        347,110             906         348,016
   Salaries ............................         97,534          12,393         109,927
   Other ...............................         87,733           3,537          91,270
   Travel and entertainment ............         68,182          11,540          79,722
   Research and development ............         63,434           6,165          69,599
   Reverse merger costs ................         50,336            --            50,336
   Rent ................................         27,570           1,800          29,370
   Office and telephone expense ........         27,477           9,227          36,704
   Insurance ...........................         19,005           2,938          21,943
   Depreciation ........................         18,585             305          18,890
                                           ------------    ------------    ------------
                                              1,352,753          70,627       1,423,380
                                           ------------    ------------    ------------

Loss Before Interest Expense and
   Provision for Income Taxes ..........     (1,343,016)        (70,627)     (1,413,643)

Interest Expense .......................         12,223             257          12,480
                                           ------------    ------------    ------------

Loss Before Provision for Income Taxes .     (1,355,239)        (70,884)     (1,426,123)


Provision for Income Taxes .............           --              --              --
                                           ------------    ------------    ------------

Net Loss ...............................     (1,355,239)        (70,884)     (1,426,123)
                                           ============    ============    ============


Net Loss per Common Share - Basic
   and Diluted .........................   $      (0.11)   $      (0.01)

Weighted Average Number of Common Shares
   Outstanding - Basic and Diluted .....     12,356,670      12,356,670


See  accompanying   independent  auditors'  report  and  notes  to  consolidated financial statements.

                        KIWA BIO-TECH PRODUCTS GROUP LTD.
                          (A DEVELOPMENT STAGE COMPANY)
           CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)
     FOR THE PERIOD FROM JUNE 5, 2002 (INCEPTION) THROUGH DECEMBER 31, 2003
                                  (CUMULATIVE)

                                                                                DEFICIT
                                                                               ACCUMULATED       TOTAL
                                          COMMON STOCK           ADDITIONAL    DURING THE     STOCKHOLDERS'
                                    -------------------------     PAID-IN      DEVELOPMENT      EQUITY
                                       SHARES        AMOUNT       CAPITAL         STAGE       (DEFICIENCY)
                                    -----------   -----------   -----------    -----------    -----------
Balance, June 5, 2002 (Inception)          --     $      --     $      --      $      --      $      --

Issuance of common stock ........    12,356,670        12,357       452,643           --          465,000

Net loss for the period from
  June 5, 2002 (Inception) to
  December 31, 2002 .............          --            --            --          (70,884)       (70,884)
                                    -----------   -----------   -----------    -----------    -----------
Balance, December 31, 2002
                                     12,356,670        12,357       452,643        (70,884)       394,116

Shares issued to consultants for
  services ......................    10,503,170        10,503       414,497           --          425,000

Shares issued to directors as
  directors' compensation .......     8,031,836         8,032       316,968           --          325,000

Net loss for the year ended
  December 31, 2003 .............          --            --            --       (1,355,239)    (1,355,239)
                                    -----------   -----------   -----------    -----------    -----------

Balance, December 31, 2003 ......    30,891,676   $    30,892   $ 1,184,108    $(1,426,123)   $  (211,123)
                                    ===========   ===========   ===========    ===========    ===========


See  accompanying   independent  auditors'  report  and  notes  to  consolidated financial statements.

                        KIWA BIO-TECH PRODUCTS GROUP LTD.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                                  FOR THE
                                                                  FOR THE       PERIOD FROM
                                                                PERIOD FROM    JUNE 5, 2002
                                                                JUNE 5, 2002    (INCEPTION)
                                                                (INCEPTION)       THROUGH
                                                  YEAR ENDED      THROUGH      DECEMBER 31,
                                                 DECEMBER 31,   DECEMBER 31,       2003
                                                     2003           2002       (CUMULATIVE)
                                                 -----------    -----------    -----------
OPERATING ACTIVITIES
Net loss .....................................   $(1,355,239)   $   (70,884)   $(1,426,123)
Adjustments to reconcile net loss to net
cash used in operating activities:
Issuance of common stock for services ........       425,000           --          425,000
Issuance of common stock for directors'
    compensation .............................       325,000           --          325,000
Depreciation and amortization ................        35,163            305         35,468
Sources and (uses) of cash from changes
   in operating assets and liabilities:
Accounts receivable ..........................       (45,235)          --          (45,235)
Inventories ..................................      (128,906)        (6,295)      (135,201)
Other current assets .........................      (103,378)        (6,433)      (109,811)
Deposits .....................................        25,794        (25,794)          --
Accounts payable and accrued liabilities .....       692,774         44,862        737,636
Due (from) to related party ..................       (57,476)        26,902        (30,574)
                                                 -----------    -----------    -----------
NET CASH USED IN OPERATING ACTIVITIES ........      (186,503)       (37,337)      (223,840)
                                                 -----------    -----------    -----------

INVESTING ACTIVITIES
    Expenditures for property and equipment ..    (1,448,668)       (63,948)    (1,512,616)
                                                 -----------    -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES ........    (1,448,668)       (63,948)    (1,512,616)
                                                 -----------    -----------    -----------

FINANCING ACTIVITIES
   Increase in restricted cash ...............      (300,000)          --         (300,000)
   Proceeds from sale of common stock ........          --          465,000        465,000
   Proceeds from short-term loans ............       283,930           --          283,930
   Proceeds from convertible note due to a
      related party ..........................       100,000           --          100,000
   Proceeds from long-term borrowings ........     1,077,914        158,342      1,236,256
                                                 -----------    -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ....     1,161,844        623,342      1,785,186
                                                 -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND
   CASH EQUIVALENTS ..........................      (473,327)       522,057         48,730


CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD       522,057           --             --
                                                 -----------    -----------    -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD .....   $    48,730    $   522,057    $    48,730
                                                 ===========    ===========    ===========


See  accompanying   independent  auditors'  report  and  notes  to  consolidated financial statements.

--------------------------------------------------------------------------------

                        KIWA BIO-TECH PRODUCTS GROUP LTD.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     DECEMBER 31, 2003 AND DECEMBER 31, 2002

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION
KIWA Bio-Tech Products Group Ltd. ("KIWA") was incorporated on June 5, 2002 in the British Virgin Islands ("BVI"). KIWA has been a development stage enterprise since its inception as defined under Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises". On October 11, 2002, KIWA established a wholly-owned subsidiary, KIWA Bio-Tech Products (Shandong) Co., Ltd. ("KIWA-SD") in Zoucheng City, Shandong Province, People's Republic of China ("PRC").

Through KIWA-SD, KIWA intends to develop, manufacture, distribute and market innovative, cost-effective, and environmentally safe bio-technological products for the agriculture, natural resources and environmental protection markets, primarily in the PRC. Activities to date have included conducting research and development, acquiring and developing intellectual property, raising capital, and identifying strategic acquisitions.

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of KIWA and its wholly-owned subsidiary (collectively, the "Company"). All significant inter-company balances and transactions have been eliminated in consolidation.

REVENUE RECOGNITION
The Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements". Sales represent the invoiced value of goods, net of value added tax ("VAT"), supplied to customers, and are recognized upon delivery of goods and passage of title.

All of the Company's sales made in the PRC are subject to the PRC value-added tax at rates ranging from 13% to 17% ("output VAT"). Such output VAT is payable after offsetting VAT paid by the Company on purchases ("input VAT").

USE OF ESTIMATES
The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions relating to the reporting of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

COUNTRY RISK
As the Company's principal operations are conducted in the PRC, the Company is subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These risks include, among others, risks associated with the political, economic and legal environments and foreign currency exchange limitations encountered in the PRC. The Company's results of operations may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, among other things.

In addition, all of the Company's transactions undertaken in the PRC are denominated in Renminbi ("RMB"), which must be converted into other currencies before remittance out of the PRC may be considered. Both the conversion of RMB into foreign currencies and the remittance of foreign currencies abroad require the approval of the PRC government.

CASH AND CASH EQUIVALENTS
Highly liquid investments with a maturity of three months or less at the time of acquisition are considered to be cash equivalents.

CREDIT RISK
The Company performs ongoing credit evaluations of its customers and intends to establish an allowance for doubtful accounts when amounts are not considered fully collectable. Management of the Company believes the accounts receivable balance as of December 31, 2003 will be fully collected.

INVENTORIES
Inventories, which include raw materials, work-in-progress, finished goods and low-value consumables, are stated at the lower of cost, determined on the weighted-average method, or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs to complete and dispose.

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized while minor replacements, maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the assets after taking into account the estimated residual value. The estimated useful lives are as follows:

         Buildings                          30-35    years
         Machinery and equipment            3-10     years

IMPAIRMENT OF LONG-LIVED ASSETS
The Company tests its investment in long-lived assets, including property and equipment, for recoverability whenever events or changes in circumstances indicate the net carrying amount may not be recoverable.

CONSTRUCTION IN PROGRESS
Construction in progress ("CIP") includes all costs incurred during the preparation period before commencement of construction and until the asset is ready for its intended use. CIP is transferred to fixed assets when the asset is substantially ready for its intended use. The imputation of interest or capitalization of interest during the construction period is not considered applicable to the Company because the Company obtained construction financing on an interest free basis from the local PRC government. In addition, repayment of a substantial portion of the loans are to be determined based on achieving specified levels of future profitability. Therefore, the loans do not have a determinable repayment date.

ADVERTISING
The Company charges all advertising costs to expense as incurred. Advertising expense for the year ended December 31, 2003 was $4,788. The Company did not incur any advertising expense for the period from June 5, 2002 (Inception) to December 31, 2002.

RESEARCH AND DEVELOPMENT
Research and development costs are charged to expense as incurred.

OPERATING LEASES
Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.

INCOME TAXES
Income taxes are computed using the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements' carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in the years in which these temporary differences are expected to reverse. Valuation allowances are provided against deferred tax assets that are not expected to be realized. There were no material deferred tax assets or liabilities as of December 31, 2003 and 2002.

FOREIGN CURRENCY TRANSLATION
The functional currency of the Company is the Renminbi ("RMB"). Transactions denominated in foreign currencies are translated into RMB at the unified exchange rates quoted by the People's Bank of China, prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable unified exchange rates prevailing at the balance sheet date.

Translations of amounts from RMB into United States ("US$") were at US $1.00 = RMB 8.3 for the year ended December 31, 2003 and for the period from June 5, 2002 (Inception) to December 31, 2002. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate or at any other rate. Due to the stability of the RMB during the periods covered by the consolidated financial statements, no material exchange differences exist.

NET LOSS PER COMMON SHARE
Basic loss per common share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share reflects the potential dilution that would occur if dilutive securities, such as stock options, warrants and convertible debt, were exercised. There were no potentially dilutive securities outstanding at December 31, 2002 and 2003. Accordingly, basic and diluted loss per common share is the same for all periods presented. The loss per common share calculation for all periods presented herein reflects the retroactive restatement of the stockholders' equity (deficiency) section of the balance sheet to reflect the March 2004 recapitalization of KIWA (see Note 16).

RECENT ACCOUNTING PRONOUNCEMENTS
In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN45"). FIN45 elaborates on the existing disclosure for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, a company must recognize an initial liability for the fair market value of obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of FIN 45 apply on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has implemented the disclosure provisions of FIN45 in its December 31, 2002 and 2003 financial statements, without significant impact.

In January 2003 (as revised in December 2003), the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities", an interpretation of Accounting Research Bulletin ("ARB") No. 51, "Consolidated Financial Statements" ("FIN46"). FIN46, as revised, addresses consolidation by business enterprises of variable interest entities, which have one or both or the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other financial interests that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entities activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

FIN46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

The consolidation requirements of FIN46 are required to be implemented for any variable interest entity created on or after January 31, 2003. In addition, FIN46 requires disclosure of information regarding guarantees or exposures to loss relating to any variable interest entity existing prior to January 31, 2003 in financial statements issued after January 31, 2003. The implementation of the provisions of FIN46, as revised, is not expected to have a significant effect on the Company's consolidated financial statement presentation or disclosure.

In May 2003, the FASB issued SFAS No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, could be accounted for as equity. SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under SFAS No. 150 are obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or which vary inversely with the value of the issuers' shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of SFAS No. 150 are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2003.

The adoption of SFAS No. 150 is not expected to have a material impact on the Company's consolidated financial statement presentation or disclosure.

NOTE 2 - DEVELOPMENT ACTIVITIES

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern and the realization of assets and the liquidation of liabilities in the normal course of business. However, during the year ended December 31, 2003, the Company incurred a net loss of $1,355,239, and at December 31, 2003, the Company's current liabilities exceeded its current assets by $585,313 and it had a stockholders' deficiency of $211,123. In addition, the Company continues to develop its manufacturing facility, and has not generated significant revenues from its planned principal operations. Those factors create uncertainty about the Company's ability to continue as a going concern.

As of December 31, 2003, the Company has obtained non-interest bearing loans from the local PRC government of approximately $1,183,000 on favorable repayment terms. In March 2004, the Company initiated a reverse merger transaction with a publicly held shell company in the United States. During the next 12 months, to the extent the Company cannot generate sufficient working capital from product sales to fund its business operations, the Company intends to raise capital from the sale of debt or equity securities (see Note 16). As the Company is still in the development stage, there can be no assurances that the Company will be able to obtain funds sufficient to continue its operations during the next 12 months.


NOTE 3 - INVENTORIES

Inventories consisted of the following at December 31:

                                                      2003               2002
                                                   -----------      -----------
           Raw materials..................         $    23,497      $     2,295
           Work in progress...............             111,390            4,000
           Finished goods.................                 314                -
                                                   -----------      -----------

                                                   $   135,201      $     6,295
                                                   ===========      ===========

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consisted of the following at December 31:

                                                       2003               2002
                                                    -----------      -----------
           Advances........................         $    66,002      $         -
           Deposits........................              31,644            6,433
           VAT receivable..................               7,127                -
           Prepaid expenses................               5,038                -
                                                    -----------      -----------

                                                    $   109,811      $     6,433
                                                    ===========      ===========


Advances consisted of petty cash and travel advances to employees of the Company for business purposes, and the prepayment for expenses associated with the reverse merger transaction in the United States (see Note 16).

Deposits   consisted  of  various   deposits  for  raw   materials,   utilities,
telecommunications and insurance.

VAT receivable consisted of the balance of input VAT that is greater than output VAT as of December 31, 2003.

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31:

                                                     2003              2002
                                                -------------      ------------
           Buildings......................         $1,045,599      $          -
           Machinery and equipment........            312,784             3,850
           Autos..........................             97,485            56,247
           Construction in progress.......             45,108             2,500
           Office equipment...............             11,640             1,351
                                                -------------      ------------
                                                    1,512,616            63,948
           Less: accumulated depreciation.            (35,468)             (305)
                                                -------------      ------------
                                                $   1,477,148      $     63,643
                                                =============      ============


Depreciation expense for the year ended December 31, 2003 and for the period from June 5, 2002 (Inception) through December 31, 2002 was $35,163 and $305, respectively.

NOTE 6 - LAND USE RIGHTS

Private ownership of land is not allowed in the PRC. Rather, entities acquire the right to use the land for a designated term. In accordance with an agreement signed by the local government in Zoucheng City, Shandong Province, PRC, and KIWA-SD, the land underlying the Company's manufacturing facility was assigned to KIWA-SD for up to a 10-year period free of land use costs. In the event KIWA-SD becomes profitable, it will have the option to acquire the land use rights for a period up to 50 years. In accordance with the agreement, the consideration to acquire the land use rights will not exceed RMB 8,000,000 (approximately $966,569 at the exchange rate of RMB 8.3 = US$1.00). Such land use rights cannot be mortgaged or resold without full payment of the above consideration. As of December 31, 2003, KIWA-SD has not exercised its option to acquire the land use rights.

NOTE 7 - SHORT-TERM LOANS

As of December 31, 2003, short-term loans consisted of RMB bank loans secured by a US dollar deposit of $300,000, maturing on various dates through June 2004, with interest rates ranging from 5.04% to 6.9% per annum.

NOTE 8 - CONVERTIBLE NOTE PAYABLE TO RELATED PARTY

The Company obtained an unsecured loan of $100,000 from China Star Investment Group ("China Star"), a company which is 10% owned by a major stockholder of the Company. China Star has the right to convert the note into shares of the Company's common stock based on an agreed-upon conversion price of $0.25 per share at any time prior to the repayment date, after the Company completes a reverse merger transaction in the United States (see Note 16). The note is scheduled to mature on October 20, 2004 and bears interest at 12% per annum, payable on the maturity date of the note or on the date China Star exercises its conversion right. In March 2004, China Star waived its rights to convert the loan into shares of the Company's common stock.

NOTE 9 - ADVANCES TO AND FROM RELATED PARTY

 The Company has participated in various transactions with China Star. The balance due from China Star at December 31, 2003 of $30,574 results from unsecured, non-interest bearing cash advances which are due on demand. The balance due to China Star at December 31, 2002 of $26,902 was mainly related to pre-operating expenses that China Star paid on behalf of the Company before it was incorporated in the PRC.

NOTE 10 - LONG-TERM LIABILITIES

Long-term liabilities consisted of the following at December 31:

                                                            2003         2002
                                                         ----------   ----------
Unsecured note payable to the local PRC government,
  non-interest  bearing, becoming due within three
  years from KIWA-SD's first profitable year on a
  formula basis, interest has not been imputed due
  to the undeterminable repayment date ...............   $1,063,226   $  120,814

Unsecured note payable to the local PRC government,
  non-interest bearing, 50% of the loan balance
  becomes due in October 2004, thereafter, the
  remaining balance is due on demand, interest has
  not been imputed due to the undeterminable
  repayment date .....................................      120,821         --

Note payable to a bank, payable in monthly
  installments of $735 secured by  an automobile,
  bearing an interest rate of 5.32% per annum,
  maturing in October 2007 ...........................       30,536       37,528

Note payable to a bank, payable in monthly
  installments of $425, secured by an automobile,
  bearing an interest rate of 5.02% per annum,
  maturing in March 2008 .............................       21,673         --
                                                         ----------   ----------

                                                         $1,236,256   $  158,342
                                                         ==========   ==========

  Maturities of notes payable as of December 31, 2003 are as follows:

         Years Ending December 31,

         2004...............................................        $   133,298
         2005...............................................             12,879
         2006...............................................             13,303
         2007...............................................             12,276
         2008...............................................              1,274
         Thereafter.........................................          1,063,226
                                                                    -----------

                                                                    $ 1,236,256

NOTE 11 - LEASE COMMITMENTS

The Company leases an office facility under an operating lease expiring in May 2004 with an aggregate monthly lease payment of approximately $2,880. Rent expense under the operating lease for the year ended December 31, 2003 was $27,570. At December 31, 2003, the Company's future minimum lease payments required under the operating lease are $12,551 for the year ending December 31, 2004.

NOTE 12 - TAXATION

In accordance with the relevant tax laws in the PRC, KIWA-SD would normally be subject to a corporate income tax rate of 30% on its taxable income. However, in accordance with the relevant tax laws in the PRC, KIWA-SD is exempt from corporate income taxes for its first two profit making years and is entitled to a 50% tax reduction for the succeeding three years. KIWA-SD has not provided for any corporate income taxes since it had no taxable income for the year ended 2003 and the period from June 5, 2002 (Inception) through December 31, 2002.

In accordance with the relevant tax laws in the BVI, KIWA, as an International Business Company, is exempt from income taxes.

NOTE 13 - COMMON STOCK ISSUED FOR SERVICES

On December 31, 2003, the Company issued shares of common stock in exchange for consulting services provided by various consultants and directors of the Company as follows:

                                                                     AMOUNTS
                                               NUMBER OF    -------------------------
SHARES ISSUED TO                                SHARES      CONSULTANTS    DIRECTORS
                                              -----------   -----------   -----------
InvestLink (China) Limited (formerly
  known as Peace Land Venture Ltd.)
  for services in corporate and product
  development .............................     6,178,334   $   250,000   $      --

Guisheng Chen, Director, for services
  in controlling product formulas and
  guiding technology development ..........     4,633,751          --         187,500

Dejun Zou, Director, for services
  in fundraising with the People's Republic
  of China government agents ..............     3,089,168          --         125,000

Times Crossword Investment Ltd., for
  services in fundraising .................     3,089,168       125,000          --

Lianjun Luo, Director, for services in
  accounting and finance management .......       308,917          --          12,500

Bin Qu, for services in research and
  development .............................       308,917        12,500          --

Nian James Zhan, for services in strategic
  business development ....................       308,917        12,500          --

Yunlong Zhang, for services in marketing
  and distribution channel development ....       308,917        12,500          --

Yuhong Pang, for services in product
  and technology development ..............       308,917        12,500          --
                                              -----------   -----------   -----------

                                               18,535,006   $   425,000   $   325,000
                                              ===========   ===========   ===========

In accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and the Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services" ("EITF 96-18"), the Company has accounted for the consulting services performed based on the fair market value of the Company's common stock at the date of its issuance. Management has estimated the fair market value of the Company's common stock as of December 31, 2003 to be $0.25 per share. Management's estimate is based upon the conversion price option of the convertible loan agreement entered into in January 2004 with a non-US investor (see Note 16). For the year ended December 31, 2003, the Company charged to expense a total of $425,000 associated with these consulting agreements.

On December 31, 2003, the Company's Board of Directors approved a compensation arrangement for certain directors who performed services on behalf of the Company during 2003. The Company issued 8,031,836 shares of common stock to certain directors for such services. The value of such services has been determined as set forth in the preceding paragraph. For the year ended December 31, 2003, the Company charged to expense a total of $325,000 associated with directors' compensation.

NOTE 14 - MAJOR CUSTOMERS AND SUPPLIERS

Two customers accounted for 66% and 34% of the Company's net sales for the year ended December 31, 2003.

Four suppliers accounted for 23%, 16%, 15% and 13% of the Company's net purchases for the year ended December 31, 2003.

NOTE 15 - SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year ended December 31, 2003 and the period from June 5, 2002 (Inception) through December 31, 2002 was as follows:

                                                      2003               2002
                                                 -----------         -----------
         Interest..........................      $     8,181         $       340
         Income taxes......................             --                  --

The  Company  issued  common  stock  for  consulting   services  and  directors'
compensation of $425,000 and $325,000, respectively, during the year ended December 31, 2003.

NOTE 16 - SUBSEQUENT EVENTS

CONVERTIBLE LOAN AGREEMENTS
In January and March 2004, KIWA entered into convertible loan agreements with two individual non-US investors in the amounts of $500,000 and $200,000, respectively, with each loan bearing an interest rate of 12% per annum. The principal and interest payments on the January 2004 loan are due in September 2004, and the principal and interest payments due on the March 2004 loan are due in June 2004. Prior to the respective maturity dates, both lenders were offered an option to convert the loan amounts into common stock at a conversion price of $0.25 per share.

REVERSE MERGER TRANSACTION
In March 2004, Tintic Gold Mining Company ("TTGM") issued 30,891,676 shares of common stock in exchange for 100% of the outstanding shares of common stock of KIWA. In connection with the transaction, TTGM changed its name to Kiwa Bio-tech Products Group Corporation ("KBPGC"). For accounting purposes, this transaction was treated as an acquisition of KBPGC and a recapitalization of KIWA. Accordingly, KBPGC is considered the legal acquirer and KIWA is considered the accounting acquirer. As a result of the reverse merger transaction, the stockholders' equity (deficiency) section of the balance sheet, as well as all share and per share amounts presented herein, have been retroactively restated for all periods presented to reflect the reverse merger transaction.

STOCK SPLIT
KBPGC effected a 4-for-1 forward split of its outstanding shares of common stock effective March 29, 2004, in conjunction with the reverse merger transaction described above. All share and per share amounts presented herein have been adjusted to reflect the forward stock split.

SUBSCRIPTION AGREEMENT
On April 6, 2004, KBPGC signed a subscription agreement with a non-US investor to sell 6,000,000 shares of the Company's restricted common stock at $0.40 per share, for gross proceeds of $2,400,000. The transaction was expected to settle on April 30, 2004. On April 28, 2004, the investor requested an extension of time of 30 to 60 days to settle the transaction. The Company is considering the request and may grant the extension.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           --------------------------------------------------------------
23.1              Consent of Grobstein, Horwath & Company LLP

32.1 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.